Forestar Investor Presentation February 2014 Growing Forward Through Strategic and Disciplined Investments and Increasing Returns

Notice To Investors This presentation contains “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements are typically identified by words or phrases such as “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “forecast,” and other words and terms of similar meaning. These statements reflect management’s current views with respect to future events and are subject to risk and uncertainties. We note that a variety of factors and uncertainties could cause our actual results to differ significantly from the results discussed in the forward-looking statements, including but not limited to: general economic, market, or business conditions; changes in commodity prices; opportunities (or lack thereof) that may be presented to us and that we may pursue; fluctuations in costs and expenses including development costs; demand for new housing, including impacts from mortgage credit rates or availability; lengthy and uncertain entitlement processes; cyclicality of our businesses; accuracy of accounting assumptions; competitive actions by other companies; changes in laws or regulations; and other factors, many of which are beyond our control. Except as required by law, we expressly disclaim any obligation to publicly revise any forward-looking statements contained in this presentation to reflect the occurrence of events after the date of this presentation. This presentation includes Non-GAAP ﬁnancial measures. The required reconciliation to GAAP ﬁnancial measures can be found as an exhibit to this presentation and on our website at www.forestargroup.com. 2

Maximizing Long-Term Shareholder Value Through the Development of Best of Class Oil and Gas and Real Estate Businesses

Maximizing Long-Term Shareholder Value 4

Execution of Initiatives and Strategic Acquisitions Positions Forestar with Stronger Portfolio of Assets 5 Real Estate • Land - 130,000 acres, principally low basis land • Projects - 95 (10 states and 14 markets) • Significant Commercial Properties – 4 Oil and Gas • Fee and Leasehold Interests - 837,000 net acres* • Producing Gross Wells – 1,011** Natural Resources •117,000 acres with timber *** •Water Interests - 1.5 million acres**** Assets and Resources – YE 2013 Note: includes ventures * Includes approximately 247,000 net acres of leasehold interests **Includes 547 royalty interest wells on owned mineral acreage; excludes 1,181 wells with overriding royalty interest ***Included in real estate. Excludes 14,000 leased acres ****Includes a 45% non-participating royalty interest in approximately 1.38 million acres

Triple in FOR Initiatives Focus on Accelerating Value Realization Optimize Transparency & Disclosure Raise NAV Through Strategic and Disciplined Investments 6 Triple Residential Lot Sales Triple Oil and Gas Production 0 500 1,000 1,500 2,000 2,500 2008-2011 Average 2012 2013 Lo ts S o ld Triple in FOR 2015 Goal 2,200 lots 0 200 400 600 800 1,000 1,200 1,400 1,600 1,800 2008-2011 Average 2012 2013 Triple in FOR Goal 1,100 MBOE 0 20 40 60 80 100 120 140 160 2008-2011 Average 2012 2013 Triple in FOR Goal Total Segment EBITDA Average = $120 million Triple Total Segment EBITDA Note: EBITDA = Total segment earnings (loss) + depreciation + depletion and amortization Total Segment EBITDA is a Non-GAAP financial measure. The reconciliation between GAAP and Non-GAAP financial measures is included in the appendix to this presentation and provided on the company’s investor relations website. Execution of Triple in FOR Initiatives Putting EBITDA Points on the Board To ta l S eg m en t EB IT D A ( $mi lli o n s) MB O E Pr o d u ct io n 1,057 $117 1,883

Real Estate Building Momentum By Accelerating Real Estate Sales and Building a Solid Multifamily Pipeline 7

8 Delivering The Greatest Value From Every Acre of Our Real Estate Pipeline (Acres) 1 Activity – Uses Financials 2 2,000 1,122 residential acres - 3,082 lots 682 commercial acres $55K per lot $170K per acre (avg sales price) 11,000 Approved uses, ready for Development - 17,279 lots High Value Creation 26,000 13 projects Planned Lifestyle Communities (1st and 2nd move-up focus) Low Basis Low Cost 91,000 Timberland Sales Fiber Sales Recreational Leases $3K per acre (avg sales price) 130,000 Total Real Estate Acres - 95 Projects Development Entitled Entitle Timberland C R E A T I O N R E A L I Z A T I O N Real Estate Greatest Value 1 Net acres as of Q4 2013; Includes ventures. 2 Based on FY 2013 sales activity.

9 * Actual results may vary A n n u al Lo t Sal e s 2006 Peak Sales = 3,600 lots Annual Lot Sales & Avg. Lot Margin 9 Real Estate Capitalizing on Housing Recovery $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 0 500 1,000 1,500 2,000 2,500 2008 2009 2010 2011 2012 2013 2014E* Lot Sales Average Lot Margin 1,365 804 642 A ve ra ge Lo t M ar gi n 1,883 1,060 1,117 Note: Includes consolidated ventures $9.3 $11.6 $18.4 $41.2 2010 2011 2012 2013 Lot Sales Gross Profit ($ in millions) Over 1,600 Lots Under Contract Fourth Quarter 2013

Texas Markets Driving Lot Sales and Margins FOR Well Positioned With Lot Inventory in Texas Markets 10 Active Residential Projects Q4 13 Lot Sales Vacant Dev. Lots Lots Under Dev. Remaining Lots to be Developed 41 451 1,465 757 12,408 Forestar Texas Lot Sales & Inventory - YE 2013 • Texas – 90% of FY 2013 lot profit • 2013 lot gross profit up over 100% vs. 2012 • Atlanta recovering – 99 lot sales in FY 2013 Dallas 37% Houston 34% San Antonio 16% Nashville 3% Atlanta 5% Austin 3% Other 2% Forestar Lot Sales Profit by Market (FY 2013) Texas Markets Represent Almost 65% of our Investment in Real Estate

Building Solid Pipeline of Multifamily Development Opportunities (Proforma) Proforma Project Cash Flows Proforma Forestar Cash Flows Project Market % Complete Units FOR Ownership Total Development Cost Expected Project NOI FOR Equity FOR Total Cash Cash Multiple* Eleven Austin 90% 257 25% $40 – 45 $3.4 $4 $12 3.0x 360° Denver 50% 304 20% 50 – 55 3.8 4 11 2.8x Midtown Dallas 10% 354 100% 35 – 40 2.8 10 20 2.0x Acklen Nashville 1% 320 30% 55 – 60 4.1 6 14 2.3x 1,235 46% $180 – 200 $14.1 $24 $57 2.4x * Cash multiples include fees. 11 Site Pipeline Expected Ownership Proforma Units Charlotte, NC Venture 375 Littleton, CO Venture 385 ($ in millions) Note: Actual results may vary

Real Estate Acquisitions and Investment in Development Generating Earnings & Cash Flow 12 2 Real Estate Acquisition Activity Proforma Returns ($ in millions) Capital Communities Markets Lots/Units Cash Multiple Cash Flow 2013 Acquisitions Single-Family $18.4 5 5 1,346 2.6x $47.8 Multifamily 18.5 2 2 545 2.0x 37.0 Total $36.9 7 7 1,891 2.3x $84.8 2014 Acquisitions Under Contract* Single-Family 31.2 4 4 1,133 Multifamily 33.3 4 2 935 Total $64.5 8 6 2,068 * Represents acquisition opportunities which are currently under contracts; may be subject to additional due diligence

Note: Includes consolidated ventures. Core Real Estate Business Strengthening 13 Capitalizing on housing recovery by driving lot sales and margin Accelerating value realization through residential tract sales Selling commercial tracts - reflects broadening real estate recovery Building solid pipeline of multifamily properties Real Estate segment EBITDA: Q4 2013 = $28.3 million FY 2013 = $71.5 million Accelerating Value Realization $0 $25 $50 $75 2010 2011 2012 2013 Income Producing Residential Lots Residential Tracts Multifamily Commercial Tracts Real Estate Segment Earnings Contribution (Excluding Timberland Sales & Asset Impairments)

Oil and Gas Building Momentum By Driving Leasing and Exploration to Increase Production and Reserves 14

1 5 Located In Prolific Oil & Gas Basins 15 Net Mineral Interests* State Owned Leasehold Total Texas 252,000 13,000 265,000 Louisiana 144,000 4,000 148,000 Nebraska / Kansas - 172,000 172,000 North Dakota - 7,000 7,000 Georgia / Alabama 192,000 10,000 202,000 Other** 2,000 41,000 43,000 Total 590,000 247,000 837,000 * Note: As of Q4 2013; includes both fee and leasehold interests ** Excludes approximately 8,000 net mineral acres located in various states related to overriding royalty interests • Over 830,000 net mineral acres located in prolific oil and gas basins • 73,000 net mineral acres held by production • 37,000 net mineral acres working interests • 36,000 net mineral acres royalty interests • Recurring cash flows from royalty interests • 255,000 net mineral acres in geological and geophysical evaluation • Focused on developing prospects from 290,000 owned net mineral acres • Limited carrying costs Year-End 2013 Working Interest Well Status**** Bakken/ Three Forks Lansing- Kansas City TX, LA & Other Total Q4 Production (BOE / Day) 1,033 456 569 2,058 YE 2013 Wells WAC*** 10 0 0 10 YE 2013 Wells Drilling 6 1 1 8 Drilling Plan FY2014**** 85 130 21 236 ***Wells Awaiting Completion ****Represent gross wells

0 500 1,000 1,500 2,000 2011 2012 2013 B o e / D a y North Dakota Kansas/Nebraska Texas/Louisiana/Other Production Growth Driven by Bakken / Three Forks 16 16 Average Daily Production Working Interests 0 500 1,000 1,500 2,000 2,500 3,000 2011 2012 2013 Boe / D ay Working Interests Royalty Average Daily Production 44% of 2013 Daily Production from Working Interests Driven by Bakken/Three Forks

Delivering Proved Reserve Growth 17 2.4 3.0 5.6 8.5 2010 2011 2012 2013 Excludes Probable and Possible reserves. Includes ventures. Note: MMBOE = million barrels of oil equivalent Oil and Liquids Account for 69% of 2013 Proved Reserves Oil Exploration and Development Drives 272% Reserve Replacement Ratio Year-End Proved Reserves (MMBoe) $34 $45 $82 $138 $183 $0 $40 $80 $120 $160 $200 2009 2010 2011 2012 2013 PV-10* $ in millions *PV-10 represents present value of estimated future oil and gas revenues, net of estimated direct expenses, discounted at an annual discount rate of 10%. Future Net Cash flows represents an undiscounted value based upon estimate of future net cash flows from proved developed reserves after deducting estimated severance and ad valorem taxes, but before deducting estimates of future income taxes These are Non-GAAP financial measures. The reconciliation between GAAP and Non-GAAP financial measures is provided in the tables following this presentation, and on the company’s investor relations website.

Reserve Growth Driven by Bakken / Three Forks 18 Proven Reserves (MMBoe) Reserve Growth (MMBOE) Production Replaced (MMBOE) Net Reserve Increase (MMBOE) % Oil* ($ in millions) Investment 2013 8.5 4.0 1.1 2.9 69% $99 2012 5.6 3.3 0.7 2.6 57% 173** 2011 3.0 1.0 0.4 0.6 36% 4 2010 2.4 0.7 0.4 0.3 25% - * Includes natural gas liquids ** Includes $152 million associated with acquisition of Credo Petroleum Texas & Louisiana North Dakota Other Kansas & Nebraska Note: Investment includes drilling and completion, seismic and lease acquisition = = = =

19 19 0 200 400 600 800 1,000 1,200 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014E Bakken/Three Forks Production (Boe/Day) 0 50 100 150 200 2010 2011 2012 2013 2014E P ro d u ci n g W e lls Bakken/Three Forks Producing Wells Actual Wells Planned Wells +44 +25 +7 +4 +85 * Producing or capable of production at YE 2013 Bakken / Three Forks Leasehold Interests Activity Gross Wells Producers at YE 2013 * 80 Producers Added During 2013 44 Drilling & Awaiting Frac at YE 2013 16 Total Gross Wells Planned 2014 85 2013 Drilling Activity Q1 Q2 Q3 Q4 Avg. Working Interest 4.84% 5.22% 7.03% 8.77% FOR Share of Bakken Well Economics** @500 EUR @600 EUR PV-10 $0.4 $0.7 IRR 24% 39% Bakken / Three Forks Drilling Activity Accelerating Investment and Value Realization * Producing or capable of producing at YE 2013 ** Assuming $90 oil and $3 natural gas average price over life of well. Total costs includes land, drilling and completion, LOE and production severance taxes. Note: Actual results may vary from illustrations

0 20 40 60 80 100 120 140 160 2012 2013 2014E P ro d u ci n g W e lls +36 +52*** Kansas / Nebraska Drilling Activity Accelerating Production and Value Growth 20 20 +19 Kansas / Nebraska Production (Boe/Day) 0 100 200 300 400 500 600 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014E B O E /Da y Kansas / Nebraska Producing Wells**** ***Assumes 40% success rate for wells drilled in 2014 ****Represents gross wells Actual Wells Planned Wells Kansas / Nebraska Leasehold Interests Activity Gross Wells Producers at YE 2013* 97 Producers Added During 2013 36 Total Gross Wells Planned in 2014 130 Key Metrics Net Leasehold Mineral Acres 172,000 Success Rate Q4 2013 27% Success Rate FY 2013 47% Expected Avg. Working Interest 2014 70% Single-Well Economics (Illustrative)** PV-10 $0.9 Returns (IRR) (Based on 40% success rate) > 60% * Producing or capable of producing ay YE 2013 **Includes 1.5 dry hole costs @ $230,000 + 1.0 completed well cost at $550,000 for a 40% success rate. Includes land, drilling and completion, LOE, production severance taxes and seismic costs. Assumes $90 average oil price over life of the well Note: Actual results may vary from illustrations

2014 Capital Investment Plan Generating Production and Reserve Growth By Accelerating Investment 21 Total Oil & Gas 2014 Capital Investment: ~ $175 - $200 million Drilling &Completion N. Dakota 41% Drilling &Completion KS/NE 17% Drilling & Completion Other 15% Land Acquisition N. Dakota 6% Land Acquisition KS/NE 6% Land Acquisition Other 10% Seismic 5% Capital Allocation by Activity and Region Drilling & Completion Proforma Returns *** * Based on Jan 9, 2014 strip prices ** Includes differentials by region ***Total Weighted Average weighted by 2014 planned drilling and completion capital investment Note: Actual results may vary. 0% 20% 40% 60% 80% $60 $80 Strip* $100 We ig h te d A ve ra ge R e tu rn Oil Price ($/bbl)**

Accelerating Value Realization and Growing Net Asset Value Building Momentum By Accelerating Value Realization and Growing Net Asset Value Capitalizing on investments to accelerate earnings and cash flow Increasing oil production and proven reserves Expected investment returns above cost of capital 22 0 200 400 600 800 1,000 1,200 $0 $20 $40 $60 2010 2011 2012 2013 P ro d u ctio n ( M b o e ) To tal EB IT D A X Forestar Oil and Gas EBITDAX ($ in millions) Working Interests Royalties Lease Bonus / Delay Rentals Production (MBoe) *BOE = Barrels of oil equivalent (converting natural gas to oil at 6 Mcfe / Bbl) FY 2013 Revenue $68/BOE Cost $50/BOE Margin $18/BOE

Strategic Initiatives Update February 2014 Growing Forward Through Strategic and Disciplined Investments and Increasing Returns

Establishing New Strategic Initiatives Growing Long-Term Shareholder Value Growing Through Strategic and Disciplined Investment 2014 Capital Investment = ~$400MM 2013 Capital Investment = ~$200MM Increasing Returns 2016 Target ROA =10.0% 2013 ROA = 6.1% 2008 – 2011 Avg. ROA = (0.1%)* 24 * Excludes gains from strategic timberland sales

(0.1%) 6.1% 2008-2011 Average 2013 2016 Target Growing $29 $38 $72 2008-2011 Average 2013 2016 Target Oil & Gas Real Estate Growing Real Estate and Oil and Gas Segment EBITDA Increasing Return on Assets * 25 • Real estate acquisition and development • Oil and gas exploration and development • Strategic acquisitions ($ in millions) * * Return on Assets = Net Income / Beginning of Year Total Assets Note: Excludes gains from strategic timberland sales FORWARD 2016 Targets: • Total Segment EBITDA of $200 million • Return on Assets of 10.0% • Reposition $100 Million of Non-Core Assets Growing Through Disciplined Investment and Increasing Returns

Delivering Shareholder Value Through Execution of Strategic Initiatives Delivering Value Through Execution of Strategic Initiatives 2009 Strategic Initiatives • Monetize 175,000 acres of timberland and reduce debt $150 million 2012 Triple in FOR • Triple total segment EBITDA, oil and gas production and lot sales 2014 Growing Forward • Growing segment earnings through strategic and disciplined investments • Focused on increasing returns • Repositioning non-core, non-performing assets 26

Forestar Investor Presentation February 2014 For questions, please contact: Anna Torma SVP Corporate Affairs Forestar Group Inc. 6300 Bee Cave Road Building Two, Suite 500 Austin, TX 78746 512-433-5312 annatorma@forestargroup.com 27

28 Financial Tools and Additional Disclosures Available on our Website • Historical Financials • Segment Disclosures • At-A-Glance • Corporate • Oil and Gas • Real Estate • Multifamily • Water • Videos • 101 Learning Tools 2008-Q 2 2013 2008-Q 2 2013 Assets State Market Ownership Total Remaining Acres Investment Basis Remaining Acres Vacant Developed Lots & Lots Under Development Remaining Lots To Be Developed * Average Lot Sales Remaining Acres Average Commercial Sales (Price/Lot) (Price/Acre) Residential & Commercial Real Estate Projects - Entitled, Developed & Under Development Wholly-Owned California Oakland 100% 288 $ 8,915,357 - - - 288 Colorado Denver 100% 780 $ 21,150,219 682 111 1,092 $ 22,000 98 $ 29,000 Texas Austin 100% 2,046 $ 61,858,640 1,849 210 1,395 $ 45,000 197 $ 280,000 Dallas/Fort Worth 100% 1,184 $ 53,079,612 1,111 781 2,445 $ 51,000 73 $ 78,000 Houston 100% 284 $ 13,486,407 218 123 819 $ 46,000 66 $ 157,000 San Antonio 100% 839 $ 54,233,170 785 322 921 $ 68,000 54 $ 193,000 Texas 100% 4,353 $ 182,657,829 3,963 1,436 5,580 $ 52,000 390 $ 159,000 Georgia Atlanta 100% 5,443 $ 21,216,445 4,447 427 7,387 $ 43,000 996 Tennessee Nashville 100% 120 $ 7,288,043 120 - 173 $ - - Florida Tampa 100% - $ (60,000) - - - $ 22,000 - Missouri & Utah 100% 102 $ 3,050,641 102 13 41 $ 38,000 - Ventures Texas Austin 50% 241 $ 1,199,401 241 - 821 - Dallas/Fort Worth 25%-88% 576 $ 25,201,719 519 334 1,680 $ 74,000 57 $ 294,000 Houston 37%-90% 1,088 $ 30,824,908 736 449 2,311 $ 42,000 352 $ 210,000 Gulf Coast 50%-75% 189 $ 34,247,843 45 153 47 $ 243,000 144 San Antonio 50% 62 $ 2,146,024 62 23 46 $ 85,000 - 25%-90% 2,156 93,619,895 1,603 959 4,905 $ 57,000 553 $ 227,000 Georgia Atlanta 75% 631 $ 2,327,546 631 258 794 $ 53,000 - Total 13,873 $ 340,165,975 11,548 3,204 19,972 $ 53,000 2,325 $ 180,000 * Includes Lots that we plan to sell as residential tracts. Date: August 7, 2013 Residential Commercial FORESTAR GROUP INC. RESIDENTIAL & COMMERCIAL - ENTITLED, DEVELOPED AND UNDER DEVELOPMENT AT SECOND QUARTER-END 2013 www.ForestarGroup.com

Reconciliation of Non-GAAP Financial Measures (Unaudited)

Growing FORward

Forestar's Total Segment EBITDA is a non-GAAP financial measure within the meaning of Regulation G of the Securities and Exchange Commission. Non-GAAP financial measures are not in accordance with, or an alternative to, U.S. Generally Accepted Accounting Principles (GAAP). The company believes presenting non-GAAP Total Segment EBITDA is helpful to analyze financial performance without the impact of items that may obscure trends in the company's underlying performance. A detailed reconciliation is provided below outlining the differences between these non-GAAP measures and the directly related GAAP measures.

	Quarter				Full Year		
($ in millions, except per share amounts)	**Q4 2013**	**Q3 2013**	**Q2 2013**	**Q1 2013**	**2013**	**2012**	**2011**
Total Segment Earnings (loss), in accordance with GAAP	$32.4	$22.2	$13.3	$25.8	$93.8	$80.2	($7.8)
Non-cash items, pre-tax							
Depreciation, Depletion & Amortization	6.5	6.3	5.6	5.0	23.3	10.6	7.1
Total Segment EBITDA	$38.9	$28.5	$18.9	$30.8	$117.1	$90.8	($0.7)

FORESTAR

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Reconciliation of Non-GAAP Financial Measures (Unaudited)

Growing FORward
GROWING WITH DISCIPLINE
FOCUSING ON RETURNS

Forestar's Segment EBITDA is a non-GAAP financial measure within the meaning of Regulation G of the Securities and Exchange Commission. Non-GAAP financial measures are not in accordance with, or an alternative to, U.S. Generally Accepted Accounting Principles (GAAP). The company believes presenting non-GAAP Segment EBITDA is helpful to analyze financial performance without the impact of items that may obscure trends in the company's underlying performance. A detailed reconciliation is provided below outlining the differences between these non-GAAP measures and the directly related GAAP measures.

	Quarter				Full Year	
($ in millions, except per share amounts)	Q4 2013	Q3 2013	Q2 2013	Q1 2013	2013	2012
Real Estate						
Segment Earnings in accordance with GAAP	$27.7	$13.2	$8.1	$19.4	$68.4	$53.6
Depreciation, Depletion & Amortization	0.6	0.7	0.7	1.1	3.1	4.3
EBITDA	$28.3	$13.9	$8.8	$20.5	$71.5	$57.9
Oil & Gas						
Segment Earnings in accordance with GAAP	$1.0	$8.5	$4.2	$5.1	$18.9	$26.6
Depreciation, Depletion & Amortization	5.8	5.4	4.7	3.7	19.5	5.0
EBITDA	$6.8	$13.9	$8.9	$8.8	$38.4	$31.6
Other Natural Resources						
Segment Earnings in accordance with GAAP	$3.7	$0.5	$1.0	$1.3	$6.5	$0.0
Depreciation, Depletion & Amortization	0.1	0.2	0.2	0.2	0.7	1.3
EBITDA	$3.8	$0.7	$1.2	$1.5	$7.2	$1.3

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31 Forestar’s Oil and Gas Segment EBITDAX is a non-GAAP financial measure within the meaning of Regulation G of the Securities and Exchange Commission. Non-GAAP financial measures are not in accordance with, or an alternative to, U.S. Generally Accepted Accounting Principles (GAAP). The company believes presenting non-GAAP Oil and Gas Segment EBITDAX is helpful to analyze financial performance without the impact of items that may obscure trends in the company’s underlying performance. A detailed reconciliation is provided below outlining the differences between these non-GAAP measures and the directly related GAAP measures. Quarter Full Year ($ in millions, except per share amounts) Q4 2013 Q4 2012 2013 2012 Oil and Gas Segment Earnings, in accordance with GAAP $1.0 $7.1 $18.9 $26.6 EBITDAX adjustments, pre-tax Depreciation, Depletion & Amortization 5.8 3.7 19.5 5.0 Geological, Geophysical, Seismic and Dry Hole Costs 5.8 1.6 11.0 1.7 Total Oil and Gas Segment EBITDAX $12.6 $12.4 $49.4 $33.3 Reconciliation of Non-GAAP Financial Measures (Unaudited)

YE 2013 Net Proved Reserves

($ in millions)	2013	2012	2011	2012-2013 % Change	2011-2012 % Change
Proved Developed Producing Reserves[1]					
Oil and NGL Reserves MBBL	3,224.6	2,105.2	1,053.7	53%	100%
Gas Reserves BCF	13.3	12.2	11.4	9%	7%
Future Net Revenues*	$222.6	$162.2	$132.7	37%	22%
PV-10 [3]*	$140.5	$103.8	$81.0	35%	28%
Proved Developed Non-Producing Reserves[1]					
Oil and NGL Reserves MBBL	668.7	311.4	10.7	115%	nm
Gas Reserves BCF	0.5	0.8	0.1	(38%)	nm
Future Net Revenues*	$35.6	$24.8	$1.0	44%	nm
PV-10 [3]*	$22.2	$17.2	$0.9	29%	nm
Proved Undeveloped Reserves[1]					
Oil and NGL Reserves MBBL	1,931.0	803.8	-----	140%	N/A
Gas Reserves BCF	2.2	1.3	-----	69%	N/A
Future Net Revenues*	$58.3	$35.1	-----	66%	N/A
PV-10 [3]*	$20.0	$16.6	-----	20%	N/A
Total Proved Reserves[1]					
Oil and NGL Reserves MBBL	5,824.5	3,220.4	1,064.4	81%	203%
Gas Reserves BCF	16.0	14.3	11.5	12%	24%
Reserves MMBoe[2]	8,484.8	5,602.7	2,978.7	51%	88%
Future Net Revenues*	$316.5	$222.2	$133.7	42%	66%
PV-10 [3]*	$182.8	$137.7	$81.9	33%	68%

[1] Includes Forestar's share of equity method ventures

[2] *Boe – Barrel of Oil Equivalent (converting oil to natural gas at 6 Mcf / Bbl)*

[3] *PV-10 – Present Value at 10% (before income taxes)*

Note: PV-10 analysis based on 2013 average benchmark prices of $91.45 for oil and $2.98 for natural gas, compared with 2012 average benchmark prices of $89.26 for oil and $3.00 for natural gas compared with 2011 average benchmark prices of $92.71 for oil and $4.12 for natural gas.

These are Non-GAAP financial measures. The reconciliation between GAAP and Non-GAAP financial measures is provided in the tables following this presentation, and on the company's investor relations website.

FORESTAR
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Reconciliation of Non-GAAP Financial Measures (Unaudited)

Growing FORward
GROWING WITH DISCIPLINE
FOCUSING ON RETURNS

In our full year and fourth quarter 2013 earnings release and conference call presentation materials furnished to the Securities and Exchange Commission on Form 8-K on February 13, 2014, we used certain non-GAAP financial measures. The non-GAAP financial measures should not be relied upon to the exclusion of GAAP financial measures. These non-GAAP financial measures reflect an additional way of viewing aspects of our operations that, when viewed with our GAAP financial statements and the accompanying reconciliations to corresponding GAAP financial measures, may provide a more complete understanding of our business. We strongly encourage investors to review our consolidated financial statements and publicly filed reports in their entirety.

Reconciliation of Non-GAAP Financial Measures (Unaudited)

The following table shows a reconciliation of PV-10 (discounted future net cash flows before income taxes) to the standardized measure of discounted future net cash flows (the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles, or GAAP). PV-10 is an estimate of the present value of future net cash flows from proved developed reserves after deducting estimated severance and ad valorem taxes, but before deducting any estimates of future income taxes. The estimated future net cash flows are discounted at an annual rate of 10%. A reconciliation of PV-10 to the standardized measure of discounted future net cash flows as computed under GAAP is illustrated below:

($ in 000's)	Est. YE 2013*	Actual YE 2012*	Actual YE 2011*
PV – 10 (discounted future net cash flows before income taxes)	$182,776	$137,675	$81,919
Less: discounted future income taxes	(45,923)	(29,719)	(25,712)
Standardized measure of discounted future net cash flows	$136,853	$107,956	$56,207

The undiscounted value represents an estimate of future net cash flows from proved developed reserves after deducting estimated severance and ad valorem taxes, but before deducting estimates of future income taxes. A reconciliation of undiscounted future net cash flows before income taxes to the undiscounted future net cash flows after income taxes is illustrated below:

($ in 000's)	Est. YE 2013*	Actual YE 2012*	Actual YE 2011*
Undiscounted future net cash flows before income taxes	$316,550	$222,231	$133,729
Less: undiscounted future income taxes	(78,977)	(52,088)	(41,835)
Undiscounted future net cash flows after income taxes	$237,573	$170,143	$91,894

We believe both PV-10 and undiscounted values are important for evaluating the relative significance of our oil and gas interests and that the presentation of the non-GAAP financial measures provides useful information to investors because they are widely used by professional analysts and sophisticated investors in evaluating oil and gas companies. Because there are many unique factors that can impact an individual company when estimating the amount of future income taxes to be paid, we believe the use of a pre-tax measure is valuable for evaluating our mineral assets.

* Includes our share of proved developed reserves in equity-method ventures

FORESTAR
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Forestar Investor Presentation February 2014 For questions, please contact: Anna Torma SVP Corporate Affairs Forestar Group Inc. 6300 Bee Cave Road Building Two, Suite 500 Austin, TX 78746 512-433-5312 annatorma@forestargroup.com 34